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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2000, in Amendment No. 2 to the Registration Statement (Form S-3) and related Prospectus of Aviron for the registration of 2,300,000 shares of common stock.



                                        /s/ Ernst & Young LLP

Palo Alto, California
April 3, 2000